Exhibit 99.1

Supplemental Financial Report for the

Quarter Ended September 30, 2021

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

All statements in this document other than statements of historical facts, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. When used, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions, are intended to identify forward-looking statements. We have based forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. This document may also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties contained in this supplement and, accordingly, we cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the headings “Item 1A Risk Factors” in our 2020 Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements are subject to various risks and uncertainties and America First Multifamily Investors, L.P. (“ATAX” or “Partnership”) expressly disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Most, but not all, of the selected financial information furnished herein is derived from the America First Multifamily Investors, L.P.’s consolidated financial statements and related notes prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”) and management’s discussion and analysis of financial condition and results of operations included in the Partnership’s reports on Forms 10-K and 10-Q. The Partnership’s annual consolidated financial statements were subject to an independent audit, dated February 25, 2021.

Disclosure Regarding Non-GAAP Measures

This document refers to certain financial measures that are identified as non-GAAP. We believe these non-GAAP measures are helpful to investors because they are the key information used by management to analyze our operations. This supplemental information should not be considered in isolation or as a substitute for the related GAAP measures.

Please see the consolidated financial statements we filed with the Securities and Exchange Commission on Forms 10-K and 10-Q.  Our GAAP consolidated financial statements can be located upon searching for the Partnership’s filings at www.sec.gov.

PARTNERSHIP FINANCIAL INFORMATION

TABLE OF CONTENTS

Pages
Letter from the CEO	4
Quarterly Fact Sheet	6
Financial Performance Trend Graphs	7-12
Other Partnership Information	13
Partnership Financial Measures	14-15

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

LETTER FROM THE CEO

I am very pleased with the operating results for our third quarter, as we continued to execute on our construction lending commitments and realized another gain on the redemption of one of our Vantage investments.

We reported the following financial results as of and for the three months ended September 30, 2021:

•	Total revenues of $17.7 million
•	Net income, basic and diluted, of $0.19 per Beneficial Unit Certificate (“BUC”)
•	Cash Available for Distribution (“CAD”) of $0.22 per BUC
•	Total assets of $1.3 billion
•	Total Mortgage Revenue Bond (“MRB”) and Governmental Issuer Loan (“GIL”) investments of $909.6 million

We reported the following notable transactions during the third quarter of 2021:

•	Completed a public offering of 5,462,500 BUCs for net proceeds of $31.2 million after payment of underwriting discounts, commissions and direct expenses.
•	Extended the maturity of the Partnership’s $50 million acquisition line of credit with Bankers Trust Company to June 2023 and converted to a secured facility.
•	Received proceeds from the sale of Vantage at Bulverde in Texas totaling $18.9 million on the Partnership’s initial investment commitment of $8.6 million in March 2018.
•	Redemptions of four MRBs with total principal of $32.4 million. Two of the MRBs were redeemed at a premium totaling $1.8 million.
•

Advanced funds for six GIL investment commitments totaling $35.6 million and four related property investment commitments totaling $14.4 million. This includes GIL and property loan commitments for two new projects totaling $131.9 million closed in the third quarter. The commitments will provide construction financing for affordable multifamily properties in Florida and Georgia. The Partnership has funded $7.6 million of these commitments as of September 30, 2021.

•	Advanced funds for two MRB investment commitments totaling $4.0 million and one taxable MRB totaling $1.0 million.
•	Made equity investments in three unconsolidated entities totaling $6.1 million.

We continue to see consistent operating results from our MRB investments associated with affordable multifamily properties, with all such MRBs being current on contractual principal and interest payments as of September 30, 2021 and having received no requests for forbearance to date.

Our investments in student housing properties – the Live 929 Apartments MRB, The 50/50 MF Property and the Suites on Paseo MF Property - have completed Fall 2021 lease-up. As of September 30, 2021, Live 929 Apartments is 95% occupied, The 50/50 MF Property is 88% occupied, and the Suites on Paseo MF Property is 97%. We have granted forbearance on principal repayments on the Live 929 Apartments MRB through the end of 2021. Both of our owned MF properties are meeting all direct mortgage and operating obligations with cash flows from operations.

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The borrower on the Provision proton therapy center MRB filed for Chapter 11 bankruptcy in the fourth quarter of 2020 and we continue to assess forbearance and restructuring options along with the other senior bondholders.

We and our unitholders continue to benefit from our Vantage investments. We received proceeds from the sale of Vantage at Bulverde in Texas totaling $18.9 million on the Partnership’s initial investment commitment of $8.6 million. We continue to see good leasing activity at the six Vantage properties where construction is complete, with four of these properties having achieved over 90% physical occupancy and two over 85% physical occupancy by the end of September. We have not experienced any material supply chain or labor disruptions on the six Vantage properties under construction. As we have seen in the past, the Vantage group, as the managing member of each property-owning entity, will position a property for sale upon stabilization.

We completed a public offering of 5,462,500 BUCs for net proceeds of $31.2 million in September and we are focused on deploying this capital into accretive investments.

Affiliates of Greystone & Co. Inc. continues to assist in our growth by introducing new investment opportunities. An affiliate of Greystone has forward committed to purchase seven of our GIL investments to date. In addition, through October 2021, we have closed MRB commitments totaling $45.9 million related to projects referred by a Greystone affiliate, demonstrating Greystone’s continuing support for ATAX’s operations.

We will continue to strategically work with our strongest sponsors on new investment opportunities where traditional sources of capital may not currently be available and to develop new relationships, particularly with those sponsors that are existing clients of Greystone and its affiliates.

Thank you for your continued support of ATAX!

Kenneth C. Rogozinski

Chief Executive Officer

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THIRD QUARTER 2021 FACT SHEET

PARTNERSHIP DETAILS

ATAX was formed for the primary purpose of acquiring a portfolio of MRBs that are issued to provide construction and/or permanent financing of affordable multifamily residential and commercial properties.  We also invest in GILs, which are similar to MRBs, to provide construction financing for affordable multifamily properties.  We continue to expect most of the interest paid on the MRBs and GILs to be excludable from gross income for federal income tax purposes.  In addition, we have invested in equity interests in multifamily, market rate properties throughout the U.S. We have also acquired interests in multifamily properties (“MF Properties”) to position ourselves for future investments in MRBs issued to finance these properties or to operate the MF Properties until their “highest and best use” can be determined.  We continue to pursue a business strategy of acquiring additional MRBs and GILs on a leveraged basis, and other investments.

(As of September 30, 2021)

Symbol (NASDAQ)		ATAX
Most Recent Quarterly Distribution		$0.11
Unit Price		$5.96

BUCs Outstanding		65,930,903
Market Capitalization		$392,948,182
52-week BUC price range	$3.67 to $7.07

Partnership Financial Information for Q3 2021 ($’s in 000’s, except per BUC amounts)
	9/30/2021	12/31/2020

Total Assets	$1,284,501,519	$1,175,248
Leverage Ratio[1]	66%	67%

	Q3 2021	YTD 2021

Total Revenue	$17,682	$48,476
Net Income	$12,988	$30,246
Cash Available for Distribution (“CAD”)[2]	$13,305	$30,311
Distributions Declared per BUC[3]	$0.11	$0.31

[1]

Our overall leverage ratio is calculated as total outstanding debt divided by total assets using cost adjusted for paydowns and allowances for MRBs, Governmental Issuer Loans, property loans, taxable MRBs and taxable GILs, and initial cost for deferred financing costs and MF Properties.

[2]

Management utilizes a calculation of Cash Available for Distribution (“CAD”) to assess the Partnership’s operating performance. This is a non-GAAP financial measure and a reconciliation of our GAAP net income (loss) to CAD is provided on page 14 of the Supplement herein.

[3]

The most recent distribution was paid on October 29, 2021 for BUC holders of record as of September 30, 2021. The distribution is payable to BUC holders of record as of the last business day of the quarter end and ATAX trades ex-dividend one day prior to the record date, with a payable date of the last business day of the subsequent month.

6

ATAX ASSET PROFILE

At September 30, 2021
17%
7%
5%
13%
58%
Mortgage revenue bonds
Governmental issuer loans
Net real estate assets
Investment in unconsolidated entities
Other (includes cash and restricted cash)

At December 31, 2020

13%
9%
5%
5%
68%
Mortgage revenue bonds
Governmental issuer loans
Net real estate assets
Investment in unconsolidated entities

7

ATAX MORTGAGE INVESTMENT PROFILE

Percentage of Mortgage Investments to Total Assets (1)
$1,400,000,000
$1,200,000,000
$1,000,000,000
$800,000,000
$600,000,000
$400,000,000
$200,000,000
$0
67%
72%
74%
75%
75%
73%
73%
74%
73%
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
3/31/2021
6/30/2021
9/30/2021
Mortgage Investment Assets
Non-Mortgage Investment Assets

(1)	Mortgage Investments include the Partnership’s Mortgage Revenue Bonds, Governmental Issuer Loans and Property Loans that share a first mortgage lien with the Governmental Issuer Loans.

8

ATAX DEBT AND EQUITY PROFILE

At September 30, 2021
29%
8%
23%
3%
7%
30%
TEBS Financings, net
Secured Notes, net
TOB Financings, net
Lines of Credit and Mortgage Payable, net
Series A Preferred Units
BUCs/General Partners' Equity

At December 31, 2020
31%
31%
9%
18%
3%
8%
TEBS Financings, net
Secured Notes, net
TOB and Term A/B Financings, net
Lines of Credit and Mortgage Payable, net
Series A Preferred Units
BUCs/General Partners' Equity

9

DEBT FINANCING, NET ($’s in 000’s)

INTEREST RATE SENSITIVITY ANALYSIS (1)

Description	- 25 basis points	+ 50 basis points	+ 100 basis points	+ 150 basis points	+ 200 basis points
TOB Debt Financings	$838,855	$(1,585,476)	$(3,170,952)	$(4,756,429)	$(6,341,905)
TEBS Debt Financings	128,554	(257,107)	(514,215)	(771,322)	(1,028,430)
Other Investment Financings	-	(203,692)	(753,692)	(1,303,692)	(1,853,692)
Variable Rate Investments	(109,354)	456,062	1,547,401	2,826,714	4,165,350
Total	$858,055	$(1,590,213)	$(2,891,458)	$(4,004,729)	$(5,058,677)

(1) Represents the change over the next 12 months assuming an immediate shift in rates and management does not adjust its strategy in response.

10

TOTAL REVENUE & GAIN ON SALE TRENDS

11

OPERATING EXPENSE TRENDS

•	Since October 1, 2019, the ratio of “Salaries and benefits” and “General and administrative” expenses to Total assets has averaged approximately 0.31% per quarter.
•

Salaries and benefits expense for the three months ended September 30, 2019 includes approximately $2.7 million of expense related to the accelerated vesting of restricted units upon the change in control of ATAX’s general partner on September 10, 2019.

OTHER PARTNERSHIP INFORMATION

Corporate Office:		Transfer Agent:
14301 FNB Parkway		American Stock Transfer & Trust Company
Suite 211		59 Maiden Lane
Omaha, NE 68154		Plaza Level
Phone:	402-952-1235	New York, NY 10038
Investor & K-1 Services:	855-4AT-AXK1	Phone: 718-921-8124
Web Site:	www.ataxfund.com	888-991-9902
K-1 Services Email:	k1s@ataxfund.com
Ticker Symbol:	ATAX

Corporate Counsel:	Independent Accountants:
Barnes & Thornburg LLP	PwC
11 S. Meridian Street	1 North Wacker Drive
Indianapolis, IN 46204	Chicago, Illinois 60606

Board of Managers of Greystone AF Manager LLC:
(acting as the directors of ATAX)

Stephen Rosenberg	Chairman of the Board
Curtis A. Pollock	Manager
Jeffrey M. Baevsky	Manager
Drew C. Fletcher	Manager
Steven C. Lilly	Manager
W. Kimball Griffith	Manager
Deborah A. Wilson	Manager

Corporate Officers:
Chief Executive Officer – Kenneth C. Rogozinski
Chief Financial Officer – Jesse A. Coury

12

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

CASH AVAILABLE FOR DISTRIBUTION (CAD) AND OTHER PERFORMANCE MEASURES

The following table contains reconciliations of the Partnership’s GAAP net income to its CAD:

	For the Three	For the Nine
	Months Ended	Months Ended
	September 30, 2021	September 30, 2021
Net income	$12,988,384	$30,245,918
Change in fair value of derivatives and interest rate derivative amortization	9,261	11,304
Depreciation and amortization expense	680,925	2,049,269
Provision for credit loss	-	900,080
Provision for loan loss	-	330,116
Amortization of deferred financing costs	368,829	823,212
Restricted unit compensation expense	570,467	839,551
Deferred income taxes	(42,011)	(77,681)
Redeemable Preferred Unit distribution and accretion	(717,762)	(2,153,288)
Tier 2 Income distributable to the General Partner	(534,873)	(2,603,020)
Bond purchase premium (discount) amortization (accretion), net of cash received	(17,846)	(54,552)
Total CAD	$13,305,374	$30,310,909

Weighted average number of BUCs outstanding, basic	60,646,528	60,637,976

Partnership Only:
Net income per BUC, basic	$0.19	$0.42
Total CAD per BUC, basic	$0.22	$0.50
Distributions declared per BUC	$0.11	$0.31

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AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

TAX INCOME INFORMATION RELATED TO BENEFICIAL UNIT CERTIFICATES

The following table summarizes tax-exempt and taxable income as percentages of total income allocated to the Partnership’s BUCs on Schedule K-1 for tax years 2018 to 2020. This disclosure relates only to income allocated to the Partnership’s BUCs and does not consider an individual unitholder’s basis in the BUCs or potential return of capital as such matters are dependent on the individual unitholders’ specific tax circumstances.

	2020		2019	2018
Tax-exempt income	215%		37%	41%
Taxable income (loss)	-115%	(1)	63%	59%
	100%		100%	100%

(1)

The taxable loss in 2020 is due primarily to net rental real estate losses that exceeded gains on sale for tax purposes during the year related to the Partnership’s investment in unconsolidated entities.

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